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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 20, 1999

                               CNB FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)

          New York                      000-23730              22-3203747
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(State or other jurisdiction         (SEC File No.)          (IRS Employer
     of incorporation)                                   Identification Number)

   24 Church Street, Canajoharie, NY                              13317
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (518) 673-3243
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)
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                               CNB FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events.
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Annual Meeting of Shareholders and Organizational Matters

         The Annual Meeting of Shareholders of CNB Financial Corp. ("CNBFC") was held on May 20, 1999. At the Annual Meeting, two Director candidates, David J. Nolan and Joseph A. Santangelo, were re-elected. Following the Annual Meeting, at an Organizational Meeting of the CNBFC Board of Directors, VanNess D. Robinson was elected Chairman of the Board and John P. Woods, Jr. was elected as Vice Chairman. The press release relating to these elections is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Astoria Branch Acquisition

         As previously reported, Central National Bank, Canajoharie has entered into an agreement to acquire the five retail banking offices of Astoria Federal Savings and Loan Association, located in the upstate New York counties of Otsego and Chenango. The acquisition agreement underlying the Astoria branch acquisitions is filed as Exhibit 2.1 hereto, and an Amendment to such agreement is filed as Exhibit 2.2 hereto. The unaudited pro forma condensed consolidated balance sheet derived from CNBFC's historical unaudited consolidated balance sheet as of March 31, 1999 and adjusted to give effect to the Astoria branch acquisitions is filed as Exhibit 99.2 hereto.

(c)      Exhibits.
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         2.1 - Purchase and Assumption Agreement dated as of April 8, 1999 between Central National Bank and Astoria Federal Savings and Loan Association, relating to the Astoria branches.

         2.2 - Amendment to Purchase and Assumption Agreement dated as of June 24, 1999 between Central National Bank and Astoria Federal Savings and Loan Association, relating to the Astoria branches.
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         99.1 - Press Release dated May 21, 1999, discussing the Registrant's
Annual Meeting of Shareholders.

         99.2 - Unaudited Pro Forma Condensed Consolidated Balance Sheet relating to Astoria branch acquisitions.

                                  EXHIBIT INDEX

Exhibit Number               Description                                    Page


         2.1   -  Purchase and Assumption Agreement dated as of
                  April 8, 1999 between Central National Bank and
                  Astoria Federal Savings and Loan Association,
                  relating to the Astoria branches.                            5

         2.2   -  Amendment to Purchase and Assumption
                  Agreement dated as of June 24, 1999 between
                  Central National Bank and Astoria Federal Savings
                  and Loan Association, relating to the Astoria branches.     47

         99.1  -  Press Release dated May 21, 1999, discussing the
                  Registrant's Annual Meeting of Shareholders.                50

         99.2  -  Unaudited Pro Forma Condensed Consolidated
                  Balance Sheet relating to Astoria branch acquisitions.      51

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CNB FINANCIAL CORP.


Date: June 25, 1999                         By: /s/ Peter J. Corso
                                                --------------------------------
                                                Peter J. Corso
                                                Chief Financial Officer
                                                (Duly Authorized Representative)